UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2016

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245
(Address of principal executive office) (Zip Code)

(310) 598-3173
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Omnibus Agreement

On August 1, 2016, Landmark Infrastructure Partners LP, a Delaware limited partnership (the “Partnership”), entered into the First Amendment (the “Omnibus Amendment”) to the Omnibus Agreement (the “Omnibus Agreement”) with Landmark Infrastructure Partners GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Landmark Dividend LLC, a Delaware limited liability company (the “Sponsor”), Landmark Dividend Growth Fund — C LLC, a Delaware limited liability company, Landmark Dividend Growth Fund — E LLC, a Delaware limited liability company, Landmark Dividend Growth Fund — F LLC, a Delaware limited liability company, Landmark Dividend Growth Fund — G LLC, a Delaware limited liability company, Landmark Dividend Growth Fund — H LLC, a Delaware limited liability company, Landmark Dividend Growth Fund — I LLC, a Delaware limited liability company (“Fund I”), and Landmark Dividend Growth Fund — J LLC, a Delaware limited liability company (“Fund J”).

The Omnibus Amendment amends the parties’ existing Omnibus Agreement to reflect the right of first offer provided to the Partnership by Fund I and Fund J to purchase certain assets owned by Fund I and Fund J.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the parties to the Omnibus Amendment described above is a direct or indirect subsidiary of the Sponsor. As a result, certain individuals, including officers of the Sponsor and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. The Sponsor currently (as of the date of this Current Report on Form 8-K) owns 228,589 common units and 3,135,109 subordinated units representing limited partner interests of the Partnership representing a 22.1 percent limited partner interest in the Partnership based on the number of common units and subordinated units outstanding as of June 30, 2016. The Sponsor also owns the general partner interest in the Partnership and all of the Partnership’s incentive distribution rights through its ownership of the General Partner.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1

First Amendment to Omnibus Agreement, dated as of August 1, 2016, by and among Landmark Infrastructure Partners LP, Landmark Infrastructure Partners GP LLC, Landmark Dividend LLC, Landmark Dividend Growth Fund — C LLC, Landmark Dividend Growth Fund — E LLC, Landmark Dividend Growth Fund — F LLC, Landmark Dividend Growth Fund — G LLC, Landmark Dividend Growth Fund — H LLC, Landmark Dividend Growth Fund — I LLC, and Landmark Dividend Growth Fund — J LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

By: Landmark Infrastructure Partners GP LLC, its general partner

Dated: August 2, 2016	By:	/s/ George P. Doyle
		Name:	George P. Doyle
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
10.1

First Amendment to Omnibus Agreement, dated as of August 1, 2016, by and among Landmark Infrastructure Partners LP, Landmark Infrastructure Partners GP LLC, Landmark Dividend LLC, Landmark Dividend Growth Fund — C LLC, Landmark Dividend Growth Fund — E LLC, Landmark Dividend Growth Fund — F LLC, Landmark Dividend Growth Fund — G LLC, Landmark Dividend Growth Fund — H LLC, Landmark Dividend Growth Fund — I LLC, and Landmark Dividend Growth Fund — J LLC.